SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2003

CRITICARE SYSTEMS, INC.
____________________________________________
(Exact name of registrant as specified in its charter)

Delaware
__________________________________________ (State or other jurisdiction or incorporation)

0-16061	39-1501563

(Commission File Number)	(I.R.S. Employer I.D. Number)

20925 Crossroads Circle Suite 100 Waukesha, Wisconsin	53186

(Address of Principal Executive Offices)	(Zip Code)

262-798-8282
_______________________________________________ (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1—Press Release of Criticare Systems, Inc., issued September 12, 2003.

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

On September 12, 2003, Criticare Systems, Inc. (the "Company") issued a press release announcing results for the fiscal year ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 9 and Item 12 of Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

The press release includes a non-GAAP measure of net income that excludes an inventory obsolescence reserve. The Company believes this non-GAAP measure enhances an investor's overall understanding of the Company's current financial performance and prospects for the future by excluding a reserve that in management's view is not indicative of the Company's core operating results. In addition, because the Company believes that this reserve is extraordinary and non-recurring, the inclusion of the non-GAAP measure assists investors in comparing fiscal 2003 results to other periods. The non-GAAP measure included in the press release has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICARE SYSTEMS, INC.
Date: September 15, 2003
BY   /s/ Emil H. Soika

          Emil H. Soika, President
          and Chief Executive Officer

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FOR IMMEDIATE RELEASE

Contact: Emil Soika, President and CEO–Criticare (262) 798-8282

Criticare Systems, Inc. Reports Fiscal Year 2003 Results

MILWAUKEE, WISCONSIN - September 12, 2003: CRITICARE SYSTEMS INC. (NASDAQ-NMS: CXIM). Criticare Systems Inc. (CSI) today reported fiscal year 2003 results. Net sales were $28.6 million compared to $26.2 million for fiscal 2002, a 9% increase. Included in fiscal 2003 results, the company has elected to take a $1 million reserve against certain inventory associated with products that have been discontinued. While some usage is expected, it is believed the conservative approach is to identify those materials that have limited application and to reserve for potential disposal. This action has no effect on the company’s cash position or its operations. Excluding this reserve, fiscal 2003 net income was $61,400 compared to a net loss of $1.4 million for the previous year. Adding the reserve in reflects a net loss of $938,600 for fiscal 2003. The company’s cash balance remained stable at $3.7 million at year-end compared to $3.5 million at the end of fiscal 2002. Criticare's credit line also continued unused and its long-term debt of $3.2 million was retired during fiscal 2003.

The goal of fiscal 2003 was to complete and release the company’s entire line of proprietary anesthesia monitoring products and begin development on a line of MRI compatible monitors with a major imaging partner.

All of the anesthesia products, both CSI branded and OEM related, were released during fiscal third and fourth quarters. Also during this period a competitive study was conducted comparing the CSI gas analyzer to the industry standard during identical procedures. The results support claims for a superior performing respiratory gas monitoring system and will be presented at the ASA conference in October 2003. Sales of the CSI brand will be managed through a combination of a direct sales organization and dealer networks. Multiple OEM agreements have been completed in addition to continuing trials.

Co-development of a line of MRI compatible monitors began in the fiscal third quarter. It is expected the first of these will be available for sale and shipment during the current fiscal year.

The company also entered into an agreement with Cardiac Science, NASDAQ;DFIB, for the acquisition of an automatic external defibrillator under the Criticare brand. These defibrillators will be sold by Criticare into certain markets on an exclusive basis.

During the last half of fiscal 2003, the company experienced a slow down in its domestic military accounts and delayed government funding in certain countries. These factors also affected the sales of one of its OEM partners. This business is currently showing signs of recovery as requests for bids are increasing.

CSI (www.csiusa.com) designs, manufactures, and markets cost-effective patient monitoring systems and noninvasive sensors for a wide range of hospitals and alternate health care environments throughout the world.

This press release contains forward-looking statements. Such statements refer to the Company's beliefs and expectations. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described. Such uncertainties include, but are not limited to, the timely completion of new products, regulatory approvals for new products, the risk of new and better technologies, risks relating to international markets, as well as general conditions and competition in the company's markets. Other risks are set forth in CSI’s reports and documents filed from time to time with the Securities and Exchange Commission.

CRITICARE SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED JUNE 30, 2003, 2002, AND 2001

	2003	2002	2001

NET SALES	$28,562,943	$26,219,618	$27,736,304
COST OF GOODS SOLD	18,131,293	16,464,652	16,469,119

GROSS PROFIT	10,431,650	9,754,966	11,267,185

OPERATING EXPENSES:
Sales and marketing	6,375,748	5,631,199	6,367,395
Research, development and engineering	2,736,877	2,339,696	2,446,907
Administrative	3,835,797	2,996,549	2,538,938

Total	12,948,422	10,967,444	11,353,240

LOSS FROM OPERATIONS	(2,516,772)	(1,212,478)	(86,055)

OTHER INCOME (EXPENSE):
Interest expense	(91,533)	(246,207)	(253,150)
Interest income	51,197	76,771	157,782
Foreign currency exchange gain (loss)	82,403	(119,188)	—
Gain on sale of stock	1,290,252	—	—
Other income	245,857	75,921	3,191

Total	1,578,176	(212,703)	(92,177)

LOSS BEFORE INCOME TAXES	(938,596)	(1,425,181)	(178,232)

INCOME TAX PROVISION	—	—	—

NET LOSS	$(938,596)	$(1,425,181)	$(178,232)

NET LOSS PER COMMON SHARE:
Basic and diluted	$(0.08)	$(0.13)	$(0.02)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and diluted	11,071,735	10,876,818	10,171,394

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CRITICARE SYSTEMS, INC.
CONSOLIDATED BALANCE SHEETS
JUNE 30, 2003 AND 2002

ASSETS	2003	2002

CURRENT ASSETS:
Cash and cash equivalents	$3,716,446	$3,523,070
Accounts receivable, net	5,869,069	5,481,952
Investments	—	2,304,689
Inventories	6,347,208	7,134,803
Prepaid expenses and other	652,210	955,695

Total current assets	16,584,933	19,400,209

Property, plant and equipment – net	2,093,408	5,983,060
License rights and patents – net	83,986	90,987

TOTAL ASSETS	$18,762,327	$25,474,256

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$2,272,953	$2,331,496
Accrued liabilities	1,416,504	1,510,225
Current maturities of long-term debt	—	93,589

Total current liabilities LONG-TERM DEBT, less current maturities	3,689,457 —	3,935,310 3,103,536
OTHER LONG-TERM OBLIGATIONS	38,662	48,344

STOCKHOLDERS' EQUITY	15,034,208	18,387,066

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$18,762,327	$25,474,256

The Company’s press release includes a non-GAAP financial measure that excludes the impact of a $1 million charge for a reserve for obsolescence. A reconciliation of this non-GAAP financial measure to the income statement follows below:

	2003	2002	2001

Net loss	$(938,596)	$(1,425,181)	$(178,232)
Obsolescence reserve charge	1,000,000	—	—

Net income (loss) before reserve charge	$61,404	$(1,425,181)	$(178,232)

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